Exhibit 10.1

AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT AND

FIRST AMENDMENT TO CREDIT AGREEMENT

This Amendment No. 1 to Forbearance Agreement and First Amendment to Credit Agreement (this “Amendment No. 1”) is entered into as of April 28, 2016 (the “Effective Date”), by and among Hercules Offshore, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors, Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) and the Lenders signatory hereto. Any capitalized terms not specifically defined herein will have the meaning ascribed to them in the First Amendment or the Credit Agreement.

RECITALS

A. WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent, the Subsidiary Guarantors, and the Lenders party thereto entered into that certain Credit Agreement, dated as of November 6, 2015 (as may be amended, restated, modified or supplemented prior to the date hereof, the “Credit Agreement”);

B. WHEREAS, the Borrower, the Subsidiary Guarantors, certain Lenders, the Administrative Agent and the Collateral Agent are parties to that certain Forbearance Agreement and First Amendment to Credit Agreement, dated as of April 18, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “First Amendment”);

C. WHEREAS, subject to the terms and conditions set forth in the First Amendment, the Lenders party to the First Amendment, which Lenders constitute the Required Lenders, agreed to (i) forbear from exercising certain of their default-related rights and remedies (if any) against the Loan Parties with respect to the Specified Defaults (other than the giving of written notice of the Specified Gibraltar Default pursuant to Sections 8.01(e) and 10.01 of the Credit Agreement) during the Forbearance Period (as defined herein) and (ii) amend the Credit Agreement, in each case, upon the terms and subject to the satisfaction of the conditions precedent to effectiveness set forth in the First Amendment; and

D. WHEREAS, the Required Lenders are willing, on the terms and subject to the conditions set forth below, to agree to modify and amend certain provisions of the First Amendment and the Credit Agreement as provided for herein.

NOW, THEREFORE, in consideration of the parties’ mutual promises in this Amendment No. 1, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendment to First Amendment. Effective as of the Effective Date, the First Amendment is hereby amended by replacing the definition of “Forbearance Period” in its entirety with the following:

“Forbearance Period” shall mean the period beginning on the Forbearance Effective Date and ending on the earliest to occur of, unless otherwise mutually agreed in writing by the Borrower and the Required Lenders (with written notice to the Administrative Agent and the Collateral Agent): (i) the termination of the Forbearance Period as a result of any Forbearance Default; (ii) 11:59 p.m. (New York City time) on May 31, 2016; and (iii) 11:59 p.m. (New York City time) on the second Business Day following the Required Lenders’ delivery of written notice (which notice shall be effective only if delivered after 11:59 p.m. (New York City time) on May 4, 2016) to the Borrower (with a copy to the Administrative Agent and the Collateral Agent) in accordance with Section 10.01(a) of the Credit Agreement terminating the Forbearance Period; provided, however, that any notice given pursuant to the foregoing clause (iii) shall be revoked upon the Required Lenders’ delivery of written notice (which notice of revocation shall be effective only if delivered prior to 11:59 p.m. (New York City time) on the second Business Day following the delivery of the notice given pursuant to the foregoing clause (iii)) to the Borrower (with a copy to the Administrative Agent and the Collateral Agent) in accordance with Section 10.01(a) of the Credit Agreement.

2. Amendment to Credit Agreement. Effective as of the Effective Date, the Credit Agreement is hereby amended by replacing the definition of “First Amendment” in its entirety with the following:

“First Amendment” shall mean the Forbearance Agreement and First Amendment to Credit Agreement, dated as of April 18, 2016, as amended by Amendment No. 1 to Forbearance Agreement and First Amendment to Credit Agreement, dated as of April 28, 2016 by and among the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

3. Representations and Warranties. The Loan Parties represent and warrant to each of the Lenders party hereto, the Administrative Agent and the Collateral Agent that, after giving effect to this Amendment No. 1:

(a)	The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects ((i) except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects and (ii) other than the representation and warranty set forth in the third sentence of Section 3.08 of the Credit Agreement with respect to the Specified Defaults) on and as of the Effective Date to the same extent as if made on and as of the Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of such earlier date.

(b)	Other than the Specified Defaults, no Default or Event of Default has occurred or will result from the consummation of the transactions contemplated by this Amendment No. 1.

4. Condition Precedent. The effectiveness of this Amendment No. 1 shall become effective on the Effective Date whereupon this Amendment No. 1 shall become effective as to all Lenders and Loan Parties in accordance with Section 10.02 of the Credit Agreement, provided that all of the following conditions precedent have been satisfied (or waived by the Required Lenders):

(a)	The Administrative Agent shall have received counterparts of this Amendment No. 1 that, when taken together, bear the signatures of (x) each Loan Party, (y) the Administrative Agent and the Collateral Agent, and (z) the Lenders constituting the Required Lenders under the Credit Agreement.

(b)	The Borrower shall have paid the Administrative Agent for all reasonable and documented out-of-pocket fees and reimbursement of all reasonable and documented out-

of-pocket costs and expenses required to be paid by the Borrower in connection with the transactions contemplated hereunder, under any other Loan Documents or as separately agreed to by the Borrower.

(c)	The representations and warranties set forth in Section 3 of this Amendment No. 1 shall be true and correct on and as of the Effective Date.

5. Ratification.

(a) All of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended, waived, or modified, except as specifically set forth herein. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein shall continue to secure the payment of all Obligations of the Loan Parties, as amended by this Amendment No. 1. Without limiting the generality of the releases contained herein (including, without limitation, Section 9 hereof), the parties hereto hereby expressly acknowledge, ratify and reaffirm all of the exculpatory provisions in favor of the Administrative Agent and the Collateral Agent contained in the Credit Agreement and any other Loan Document, including, without limitation, Section 9.03 of the Credit Agreement.

(b) The Borrower and each of the Subsidiary Guarantors hereby ratifies and reaffirms the Obligations and the Guaranteed Obligations, as applicable, the Credit Agreement as amended hereby, each of the other Loan Documents to which it is a party and all of the covenants, duties, indebtedness and liabilities under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party.

(c) The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent or the Collateral Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment No. 1, this Amendment No. 1 shall for all purposes constitute a Loan Document.

(d) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement as amended hereby.

(e) The Loans Parties and the Lenders a party hereto hereby agree that any Forbearance Default constitutes an Event of Default under the Credit Agreement and other Loan Documents.

6. Direction. The Lenders party hereto hereby (i) direct the Administrative Agent and the Collateral Agent to execute and deliver this Amendment No. 1 and (ii) ratify and reaffirm (a) their several obligations to indemnify the Administrative Agent and the Collateral Agent, each in its capacity as such, pursuant to, and in accordance with, Section 9.08 of the Credit Agreement and (b) the exculpatory provisions of Section 9.03 of the Credit Agreement.

7. Signatures. This Amendment No. 1 may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

8. Miscellaneous. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 10.09 and 10.10 of the Credit Agreement are incorporated by reference herein mutatis mutandis. The provisions of this Amendment No. 1 shall be binding upon and inure to the benefit of the Loan Parties, Administrative Agent, the Collateral Agent, and the Lenders and their respective successors and permitted assigns.

9. General Release. IN CONSIDERATION OF, AMONG OTHER THINGS, ADMINISTRATIVE AGENT’S, COLLATERAL AGENT’S AND REQUIRED LENDERS’ EXECUTION AND DELIVERY OF (OR CONSENT TO DELIVERY AND EXECUTION OF) THIS AMENDMENT NO. 1, EACH OF THE RELEASORS HEREBY FOREVER AGREES AND COVENANTS NOT TO SUE OR PROSECUTE AGAINST ANY RELEASEE AND HEREBY FOREVER WAIVES, RELEASES AND DISCHARGES, TO THE FULLEST EXTENT PERMITTED BY LAW, EACH RELEASEE FROM ANY AND ALL CLAIMS (OTHER THAN ANY CLAIMS (IF ANY) THAT RELATE TO, ARISE OUT OF OR OTHERWISE ARE IN CONNECTION WITH THE SPECIFIED DEFAULTS) THAT SUCH RELEASOR NOW HAS OR HEREAFTER MAY HAVE, OF WHATEVER NATURE AND KIND, WHETHER KNOWN OR UNKNOWN, WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER ARISING AT LAW OR IN EQUITY, AGAINST THE RELEASEES, BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN, EXISTING ON OR BEFORE THE EFFECTIVE DATE, THAT RELATE TO, ARISE OUT OF OR OTHERWISE ARE IN CONNECTION WITH: (I) ANY OR ALL OF THE LOAN DOCUMENTS OR TRANSACTIONS CONTEMPLATED THEREBY OR ANY ACTIONS OR OMISSIONS IN CONNECTION THEREWITH OR (II) ANY ASPECT OF THE DEALINGS OR RELATIONSHIPS BETWEEN OR AMONG THE LOAN PARTIES, ON THE ONE HAND, AND ANY OR ALL OF THE LENDER PARTIES, ON THE OTHER HAND, RELATING TO ANY OR ALL OF THE DOCUMENTS, TRANSACTIONS, ACTIONS OR OMISSIONS REFERENCED IN CLAUSE (I) HEREOF. WITHOUT LIMITING THE EFFECT OF THE FOREGOING, THE RECEIPT BY ANY LOAN PARTY OF ANY LOANS OR OTHER FINANCIAL ACCOMMODATIONS MADE BY ANY LENDER PARTY AFTER THE DATE HEREOF SHALL CONSTITUTE A RATIFICATION, ADOPTION, AND CONFIRMATION BY SUCH PARTY OF THE FOREGOING GENERAL RELEASE OF ALL CLAIMS AGAINST THE RELEASEES WHICH ARE BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN OR UNKNOWN, EXISTING ON OR PRIOR TO THE DATE OF RECEIPT OF ANY SUCH LOANS OR OTHER FINANCIAL ACCOMMODATIONS. IN ENTERING INTO THIS AMENDMENT NO. 1, EACH LOAN PARTY CONSULTED WITH, AND HAS BEEN REPRESENTED BY, LEGAL COUNSEL AND EXPRESSLY DISCLAIMS ANY RELIANCE ON ANY REPRESENTATIONS, ACTS OR OMISSIONS BY ANY OF THE RELEASEES AND HEREBY AGREES AND ACKNOWLEDGES THAT THE VALIDITY AND EFFECTIVENESS OF THE RELEASES SET FORTH ABOVE DO NOT DEPEND IN ANY WAY ON ANY SUCH REPRESENTATIONS, ACTS OR OMISSIONS OR THE ACCURACY, COMPLETENESS OR VALIDITY HEREOF. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, ANY LOAN DOCUMENT, AND PAYMENT IN FULL OF THE OBLIGATIONS UNDER THE LOAN DOCUMENTS.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed as of the date first above written.

HERCULES OFFSHORE, INC.

By:	/s/ Troy L. Carson
Name: Troy L. Carson
Title: Senior Vice President & CFO

CLIFFS DRILLING COMPANY
FDT LLC
FDT HOLDINGS LLC
HERCULES DRILLING COMPANY, LLC
HERCULES OFFSHORE LIFTBOAT COMPANY LLC
HERO HOLDINGS, INC.
SD DRILLING LLC
THE OFFSHORE DRILLING COMPANY
THE ONSHORE DRILLING COMPANY
TODCO AMERICAS INC.
TODCO INTERNATIONAL INC.
HERCULES LIFTBOAT COMPANY, LLC
HERCULES OFFSHORE SERVICES LLC
HERCULES OFFSHORE INTERNATIONAL, LLC

By:	/s/ Troy L. Carson
Name: Troy L. Carson
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT]

DISCOVERY OFFSHORE (GIBRALTAR) LIMITED

By:	/s/ Troy L. Carson
Name: Troy L. Carson
Title: Authorized Person

By:	/s/ Beau M. Thompson
Name: Beau M. Thompson
Title: Authorized Person

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT]

HERCULES OFFSHORE (NIGERIA) LIMITED

By:	/s/ Troy L. Carson
Name: Troy L. Carson
Title: Authorized Person

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT]

DISCOVERY NORTH SEA LTD.

DISCOVERY OFFSHORE SERVICES LTD. HERCULES ASSET MANAGEMENT LTD. HERCULES INTERNATIONAL DRILLING LTD. HERCULES INTERNATIONAL HOLDINGS, LTD. HERCULES INTERNATIONAL MANAGEMENT     COMPANY LTD. HERCULES INTERNATIONAL OFFSHORE, LTD. HERCULES NORTH SEA, LTD.

HERCULES OFFSHORE ARABIA, LTD. HERCULES OFFSHORE HOLDINGS LTD. HERCULES OFFSHORE MIDDLE EAST LTD. HERCULES OILFIELD SERVICES LTD. TODCO TRINIDAD LTD.

By:	/s/ Claus E. Feyling
Name: Claus E. Feyling
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT]

HERCULES OFFSHORE LABUAN CORPORATION HERCULES TANJUNG ASIA SDN. BHD.

By:	/s/ Claus E. Feyling
Name: Claus E. Feyling
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOREBEARANCE AGREEMENT]

HERCULES BRITANNIA HOLDINGS LIMITED HERCULES BRITISH OFFSHORE LIMITED HERCULES NORTH SEA DRILLER LIMITED HERCULES OFFSHORE UK LIMITED

By:	/s/ Claus E. Feyling
Name: Claus E. Feyling
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOREBEARANCE AGREEMENT]

JEFFERIES FINANCE LLC, as Administrative Agent and Collateral Agent

By:	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOREBEARANCE AGREEMENT]

Certain Funds and accounts each acting as Lender, severally and not jointly By: T. Rowe Price Associates, Inc., as investment adviser

By:	/s/ Rodney M. Rayburn
Name: Rodney M. Rayburn
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOREBEARANCE AGREEMENT]

QPB HOLDINGS LTD., as Lender

By:	/s/ Thomas L. O’Grady
Name: Thomas L. O’Grady
Title: Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOREBEARANCE AGREEMENT]

Luminus Energy Master Fund, Ltd., as Lender

By:	/s/ Jonathan Barrett
Name: Jonathan Barrett
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOREBEARANCE AGREEMENT]